Warrior Met Coal Analyst Day February 21, 2018 Exhibit 99.1

Forward Looking Statements These slides contain, and the Company’s officers and representatives may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in these slides that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, including statements regarding future sales and production growth, ability to maintain cost structure, demand, the future direction of prices, expected capital expenditures and future effective income tax rates. Information provided by AME are estimates only and may lack the necessary quality, accuracy and completeness. Such estimates must be treated with caution and cannot be relied upon. AME is released from all and any claims of liability, damages, losses or costs resulting from the use of the information in the presentation. AME will be fully indemnified by the Company for all and any claims of liability, damages, losses or costs (including cost of defense, settlement and reasonable legal fees) resulting from the use of the information in the presentation. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” “outlook,” “seek,” or other similar expressions are intended to identify forward‐looking statements. However, the absence of these words does not mean that the statements are not forward‐looking. These forward-looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in these slides will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, without limitation, fluctuations or changes in the pricing or demand for the Company’s coal (or met coal generally) by the global steel industry; legislation and regulations relating to the Clean Air Act and other environmental initiatives; federal and state tax legislation; changes in interpretation or assumptions and/or updated regulatory guidance regarding the Tax Cuts and Jobs Act of 2017; regulatory requirements associated with federal, state and local regulatory agencies, and such agencies’ authority to order temporary or permanent closure of the Company’s mines; operational, logistical, geological, permit, license, labor and weather-related factors, including equipment, permitting, site access, operational risks and new technologies related to mining; the Company’s obligations surrounding reclamation and mine closure; inaccuracies in the Company’s estimates of its met coal reserves; the Company’s ability to develop or acquire met coal reserves in an economically feasible manner; significant cost increases and fluctuations, and delay in the delivery of raw materials, mining equipment and purchased components; competition and foreign currency fluctuations; fluctuations in the amount of cash the Company generates from operations, including cash necessary to pay any special or quarterly dividend or to initiate a stock repurchase program; the Company’s expectations regarding its future tax rate, as well as its ability to effectively utilize its NOLs; the Company’s ability to comply with covenants in its credit facility or the indenture governing its 8.00% Senior Secured Notes due 2024; integration of businesses that the Company may acquire in the future; adequate liquidity and the cost, availability and access to capital and financial markets; failure to obtain or renew surety bonds on acceptable terms, which could affect the Company’s ability to secure reclamation and coal lease obligations; costs associated with litigation, including claims not yet asserted; and other factors described in the Company's Form 10-K for the fiscal year ended December 31, 2017, which could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, cash cost of sales and free cash flow. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cost of sales or other measures of financial performance or liquidity under generally accepted accounting principles. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, please read Appendix.

Today’s Presenters Walter J. Scheller, III (Chief Executive Officer) Appointed CEO of Warrior Met Coal in April 2016 CEO of Walter Energy from September 2011 to March 2016 President and COO of Walter Energy from June 2010 to September 2011 Senior management and operational positions with Peabody, CNX Gas Corporation and CONSOL MBA from University of Pittsburgh, JD from Duquesne University and BS in Engineering of Mines from West Virginia University Dale W. Boyles (Chief Financial Officer) Appointed CFO of Warrior Met Coal in January 2017 Former CFO of Noranda Aluminum Holding Corporation Former Audit Partner at KPMG 30+ years experience in accounting and finance BS in Accounting from University of North Carolina, Charlotte Certified Public Accountant, Chartered Global Management Accountant Warrior Met Coal Jack K. Richardson (Chief Operating Officer) Appointed COO of Warrior Met Coal in March 2016 Previously VP of Murray Energy from September 2015 to March 2016 CEO of White Oak Resources from June 2014 to August 2015 30 years experience with CONSOL including VP of Coal Operations BS from Bluefield State College in Mining Engineering Technology and an Associate of Science degree in Business management

Warrior Met Coal

Page 3

Premier U.S. Met Coal Producer and 100% Exporter

Warrior


Jefferson
Tuscaloosa
Alabama

- Alabama-based exporter of Australian Premium LV HCC met coal to the global steel industry
- Highly flexible cost structure that maximizes profitability and allows Warrior to generate positive cash flow through-the-cycle
- Clean balance sheet with no legacy pension / OPEB liabilities supports operations and growth strategy

Mine No. 7



- Underground operation with two longwall systems producing a premium high-CSR, low-vol met coal product that is comparable to Peak Downs and Saraji
- Considered one of the highest quality met coal products globally, selling at a significant premium to any other U.S. export met coal
- Produced 4.9Mst in 2017 and in process of ramping up to nameplate capacity of approximately 5.4Mst

Mine No. 4



- Produces premium high-CSR, low to mid-vol met coal product with industry-leading price realizations as a result of product quality and strong global brand
- Represents core feedstock for global steel producers along with low-vol coal from Mine No. 7
- Single longwall operation with 1.8Mst of 2017 production and in process of ramping up to nameplate capacity of approximately 2.6Mst

Blue Creek #1



- With a large reserve base, Blue Creek believed to be able to support >30 years of mining with two longwall systems
- Similar mining conditions as Mine No. 4 / Mine No. 7, expected to facilitate production levels in-line with existing operations utilizing the same type of equipment and infrastructure
- Expected to produce a premium High Vol A product with high CSR value

6.7 Mst(1)	$1.2 bn(1)	$518 mm(1)	0.7 x(1)
Production	Revenue	Adj. EBITDA*	Gross Leverage(2)

*See "Non-GAAP Financial Measures".
Note: 1 short ton is equivalent to 0.907185 metric tons.
(1) As of year-end December 31, 2017.
(2) Gross Leverage calculated as Gross Debt / Adjusted EBITDA.

WARRIOR MET COAL

Major Achievements in 2017 Completed initial public offering on the NYSE under ticker symbol “HCC” Successful operational and financial ramp up generating $518mm of Adj. EBITDA* and $342mm of Free Cash Flow* in 2017 Maximized value of tax assets, including $1.9bn of NOLs from IRS private letter ruling, that resulted in $123mm, or $2.33 per share, of cash tax savings for 2017 Outlined capital allocation framework and returned $797mm of cash ($14.92 per share) to shareholders through dividends Continued to ramp-up production and exceeded guidance for 2017 Warrior Delivered Strong Results in 2017… *See “Non-GAAP Financial Measures”. (1) 9 months ended December 31, 2016. Warrior Met Coal 2017 YoY Improvements ($mm) (1)

… Generating Industry-Leading Margins and Cash Flow Conversion Warrior Met Coal FCF Conv.(1)* *See “Non-GAAP Financial Measures”. Source: Peer information based on publically available information. Note: Based on year-ended December 31, 2017. (1) FCF Conversion defined as FCF / Adj. EBITDA. FCF defined per Warrior definition of net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adj. EBITDA Margin (%)*

2017 Cash Returned to Shareholders ($mm)(3)* Strong Financial Performance Allowed Warrior to Return Significant Cash to Shareholders and Outperform Peers *Note: Total shareholder return calculated as aggregate share price appreciation plus dividends received from April 17, 2017, to February 15, 2018. U.S. coal producers include Alliance, Arch, Peabody, Contura, Foresight, and Cloud Peak. The Company implemented a $0.05 / share quarterly dividend policy, beginning with the second quarter dividend the Company declared in connection with their Q1 2017 results. Includes share buybacks and dividends beginning in Q2 2017. U.S. coal producers information as per company filings and CapIQ. Warrior Met Coal Total Shareholder Return Since Warrior’s IPO* Warrior total shareholder return of 128% vs. 12% average for U.S. coal producers(1) (2)

Warrior Met Coal Page 7

Warrior is Well Positioned to Continue Outperforming its Peers

Commentary

Premium Product with High Realizations

- ✓ Differentiated, premium met coal product drives U.S industry leading realizations
- ✓ Warrior's met products are of superior quality to U.S. met coals and more comparable to Australian met coals
- ✓ Realize near 100% price realizations vs. sub-90% realizations for other U.S. coal producers

Long Reserve Life with Favorable, Well-Established Geology

- ✓ Large reserve base with ability to add additional reserves by initiating royalty payments
- ✓ Mine No. 7 / Mine No. 4 geology is well established with the complex having been in operation since the 1970s
- ✓ Warrior has a reliable and one of the most extensive commercial programs for coal seam degasification in the U.S.

Strategically Located Assets with Low FOB Port Cash Costs

- ✓ Warrior benefits from significant logistical cost advantage to access the seaborne market vs. other U.S. coal producers
- ✓ Located ~300 miles from Port of Mobile vs. ~400 miles distance for CAPP[3] producers to east coast ports
- ✓ Transportation optionality via access to rail and barge has allowed Warrior to negotiate competitive rates in its logistics contracts

Clean Balance Sheet with Significant Tax Attributes

- ✓ Clean balance sheet with no legacy pension/ OPEB liabilities and conservative 0.7x gross leverage[5]
- ✓ Significant tax attributes vs. other U.S. coal producers that resulted in $123mm of cash tax savings for 2017
- ✓ Anticipate cash tax rate of 0% going forward as a result of NOLs and new tax laws

Peer Comparison


2017 % Low / Mid Vol Production(1)
100 %
49 %
11 %
41 %
WARRIOR MET COAL
Peabody ENERGY
ArchCoal
contura energy


Reserves/ 2017 Production (Yrs)(2)
35
36
14
34
WARRIOR MET COAL
Peabody ENERGY
ArchCoal
contura energy


Met Coal Cost Curve(4)
1st quartile
2nd quartile
3rd quartile
4th quartile
WARRIOR
0
5
10
15
20
25
30
35
40
Cumulative production (million short tons)


NOLs / 2017 Adj. EBITDA(6)*
3.0 x
2.3 x
2.2 x
0.0 x
WARRIOR MET COAL
Peabody ENERGY
ArchCoal
contura energy
NOL Balance ($mm)
$1,553
$3,443
$931
$2

*See "Non-GAAP Financial Measures".

Source: Company information, Wood Mackenzie, management estimates.

(1) 2017 production shown for Warrior and Arch while sales shown for Contura and Peabody. Based on metallurgical coal only.
(2) Reserves and production for peers based on metallurgical coal only. Warrior reserves inclusive of Blue Creek.
(3) Central Appalachian (CAPP).
(4) 2017E mine-to-port transportation costs for U.S. seaborne met coal producers based on estimates from Wood Mackenzie.
(5) As of December 31, 2017.
(6) NOL balances for peers based on latest annual filing.

WARRIOR MET COAL

Agenda Warrior’s Operations and Relative Positioning I Financial Results and 2018 Guidance IV Update on Industry and Warrior’s Marketing Strategy II Q&A Session with Management V Xcoal Market Summary III

Warrior’s Operations and Relative Positioning

Warrior Met Coal /// Warrior's Operations and Relative Positioning Page 10

Warrior Snapshot: Leading Price Realizations Coupled with 1st Quartile "Variablized" Cost Structure

Premium Product with Industry-Leading Realizations

Average realizations vs. Australian LV Index(1)


100%
87%
85%
84%
84%
83%
82%
WARRIOR MET COAL
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

One of the Lowest Cost U.S Seaborne Met Producers(2)


1st quartile
2nd quartile
3rd quartile
4th quartile
WARRIOR MET COAL
0
5
10
15
20
25
30
35
40
Cumulative production (million short tons)

Highest Operating Margin Among Other Publicly-Listed U.S. Producers(3)


47%
36%
36%
30%
24%
20%
WARRIOR MET COAL
CONSOL ENERGY
Peabody ENERGY
ArchCoal
CLOUD PEAK ENERGY

"Variablized" Cost Structure Protects Operating Margin

Illustrative run rate cash cost of sales(4) vs. operating margin(5)


Operating Margin
23%
35%
43%
$84
$88
$91
@HCC $109 / st
(@HCC $120 / mt)
@ HCC $136 / st
(@ HCC $150 / mt)
@ HCC $159 / st
(@ HCC $175 / mt)

Source: Company information, Wood Mackenzie, management estimates.
Note: 1 short ton is equivalent to 0.907185 metric tons.
(1) Peer information based on management estimates as well as public disclosure as adjusted for mine-to-port transportation estimates from Wood Mackenzie. Chart includes the Company's average price realization data for April 2017 to December 2017 because this is the most recent period of time during which the Australian LV Index, which is the current industry pricing methodology, was in use. Chart also includes estimated average price realization for the Company's peers for either the year ended December 31, 2016 or 2017, in each case depending on the most recent data available.
(2) 2017E mine-to-port transportation costs for U.S. seaborne met coal producers based on estimates from Wood Mackenzie.
(3) Contura and Foresight excluded because 2017 information is not available as of the date hereof.
(4) Cash cost of sales includes the cost of producing and selling met coal free-on-board at the Port of Mobile.
(5) Operating margin assumes 99% realization of Australian LV Index. Assumes production level of 6.3Mst.

WARRIOR MET COAL

Warrior Met Coal /// Warrior's Operations and Relative Positioning Page 11

Warrior's Production Profile is Supported by a Substantial Reserve Base of Premium Met Coal

Reserves & Geology

- Over 15 years of operating life based on reserves only
  - 40+ year mine life at Blue Creek Energy once developed, including potential adjacent resources
  - Potential addition of adjacent resources will improve Mine No. 7 life to 20+ years
  - Potential addition of adjacent resources will improve Mine No. 4 life to 30+ years
- Management intimately familiar with geology with mining complex in operation since 1970s
- Blue Creek / Mary Lee seams are some of the deepest actively mined coal reserves in the US
- Use of high speed / high capacity skips to move coal from underground to the surface allows for efficient coal haulage
- Blue Creek / Mary Lee seams liberate gas, but years of experience at these operations has led to reliable degasification techniques

World-Class Met Coal with Desirable Characteristics

	Mine No. 7	Mine No. 4	Blue Creek Energy Mine
Coal type:	Low-vol hard coking	Low-vol / Mid-vol hard coking	High-vol hard coking
Longwalls:	2	1	Undeveloped
Mine type:	Longwall / CM	Longwall / CM	Longwall / CM
Seams:	Blue Creek / Mary Lee	Blue Creek / Mary Lee	Blue Creek / Mary Lee
2017 Production (Mst):	4.9	1.8	–
Reserves (Mst):	74.9	46.3	114
Est. LOM (reserves & adj. resources)	20+	30+	40+



Source: Company information.
Note: 1 short ton is equivalent to 0.907185 metric tons.

Seaborne Metallurgic Coal Market Represents More Attractive Market for Warrior Warrior Met Coal /// Warrior’s Operations and Relative Positioning European/Asian BOFs tend to be larger vs. domestic BOFs, which requires them to use greater proportion of mid- to low-vol in coal blends Warrior’s high-CSR met coal is valued more by international steel producers as a result of this dynamic Seaborne market prices based on Australian LV Index, which typically trades at a significant premium to the US HVA benchmark Warrior strategically located near the Port of Mobile, which provides cost advantage in accessing seaborne market CAPP producers are better positioned to serve domestic market given concentration of customers in the mid-west In order to secure base load demand, producers serving the domestic market will price at discount to benchmark Blast Furnace Coke Producers Foundry Coke Producers Metallurgic Coal Mines Major Coal Ports Commentary Source: Platts Note: 1 short ton is equivalent to 0.907185 metric tons. (1) Platts as of 22-Jan-2018. Freight Ranges 300mi 400mi 500mi 600mi Transportation Options Warrior CAPP Truck Rail Barge

Warrior Met Coal /// Warrior's Operations and Relative Positioning   Page 13

Warrior Produces Premium Met Coal Products That are Sold into the Seaborne Market


1,198 Mst
Global 2017 Met Market
Our Focus
Seaborne Met Coal 27%
Domestic Met Coal 73%
331 Mst
Seaborne Met Market
Our Focus
HCC 60%
SSCC 19%
PCI 21%
200 Mst
Hard Coking Coal
Our Focus
Low Vol
Mid Vol
High Vol
Increasing Price
Increasing Availability
5-Year Avg. Low Vol HCC price premium(1)
Mid Vol
2%
High Vol
15%
PCI
33%
SSCC
49%

WARRIOR MET COAL

Source: Wood Mackenzie, Platts.
Note: Global production data as of 2017. All values in short tons. Data sourced from customs information and may contain minor discrepancies in total imports and exports due to timing differentials in classification of products as imports and exports, classification terms that may vary by country and tonnage in transit as at the end of the year.
1 short ton is equivalent to 0.907185 metric tons.
(1) Platts data as of January 22, 2018. High Vol price as per FOB US East Cost coal with VM = 34.0%, Ash = 8.0%, and Sulfur = 0.95%.

Low Vol Mid Vol Warrior’s Met Products are of Superior Quality to U.S. Met Coals... Low Source:Platts, AME and Warrior management estimates as of January 2018. Note: 1 short ton is equivalent to 0.907185 metric tons. High Vol Warrior U.S. Discount Premium Premium Discount Within Min-Max Net Value ($/mt) Per 1% CSR 60 - 71% $0.50/ mt Per 1% VM 18 - 27% $0.50/ mt Platts AUS Premium Low Vol Index: Penalties & Premiums Warrior Met Coal /// Warrior’s Operations and Relative Positioning

Low Vol Mid Vol ...and More Comparable to Australian Met Coals Warrior Met Coal /// Warrior’s Operations and Relative Positioning Low Source:Platts, AME and Warrior management estimates as of January 2018. Note: 1 short ton is equivalent to 0.907185 metric tons. High Vol AUS Warrior U.S. Premium Discount Discount Premium CN Within Min-Max Net Value ($/mt) Per 1% CSR 60 - 71% $0.50/ mt Per 1% VM 18 - 27% $0.50/ mt Platts AUS Premium Low Vol Index: Penalties & Premiums

Warrior’s Value Proposition: Unique and Differentiated Investment Opportunity in Met Coal Leading Met Coal Producer Focused on Premium Met Coal Products 1 Warrior is One of the Lowest Cost Met Coal Producers Globally 2 Significant Logistical Cost Advantage to the Seaborne Market 3 ü ü ü Multiple Attractive Growth Opportunities, Including Development of Blue Creek 4 ü ü Management Team Focused on Maximizing Shareholder Return and Growth 5 Warrior Met Coal /// Warrior’s Operations and Relative Positioning ü Highly Flexible Cost Structure to Drive Profitability Through-the-Cycle 6 ü Clean Balance Sheet and Tax Assets to Drive Robust Cash Flow Generation 7

Warrior’s Differentiated, Premium Met Coal Product Drives Higher Realized Prices and Operating Margins 2017 Met Coal Average Net Selling Price ($/st) $172 (FOB Port) $100 (FOB Mine) $133 (FOB Port) 2017 Met Coal Operating Margin ($/st) $82 $29 $45 2017 Consolidated Operating Margin ($/st) $82 $5 $9 Source: Company filings, AME, Warrior management estimates. Note: Data as of December 31, 2017. Contura excluded because 2017 information is not available as of the date hereof. 1 short ton is equivalent to 0.907185 metric tons. 2017 Met Coal Sales (million short tons) Warrior Met Coal /// Warrior’s Operations and Relative Positioning 1

Warrior One of the Lowest Cost U.S Seaborne Met Producers(1) Source: Wood Mackenzie Note: 1 short ton is equivalent to 0.907185 metric tons. 2017E total cash costs for U.S. seaborne producers of High Vol A, High Vol B, Mid Vol, and Low Vol met coal based on estimates from Wood Mackenzie. Warrior Met Coal /// Warrior’s Operations and Relative Positioning 1st quartile 2nd quartile 3rd quartile 4th quartile Cumulative production (million short tons) 2 Total Cash Cost ($/st)

Increase production at all longwalls with limited capex / costs through addition of extra shifts, supported by labor contract incentives Run additional continuous miner units to generate cash and build “float” Fund strategic capex projects to improve efficiency and lower cost Arbitrage between rail and Company-owned barge to access port Focus on Maximizing Profitability Supportive Pricing Environment Warrior has optimized its operational profile by creating significant cost flexibility to both endure pricing downturns and maximize value-capture in supportive pricing environments Adverse Pricing Environment Actively Manage Operations to Reduce HCC Break-Even Price Flexible Mine Plan to Optimize Production to Capitalize on Higher Prices Curtail non-critical continuous miner units and run longwalls to maximize cash by monetizing Company’s investment in “float” Scale back higher cost longwall mining operations with limited added costs by reducing shifts Defer discretionary and sustaining capex Benefit from flexible logistics pricing and UMWA CBA 2 Warrior Met Coal /// Warrior’s Operations and Relative Positioning

Warrior Met Coal /// Warrior's Operations and Relative Positioning Page 20

3 Warrior Benefits From Significant Logistical Cost Advantage to Access the Seaborne Market

- Located ~300 miles from Port of Mobile, Alabama
  - Contract with Port of Mobile through 2026, providing up to 8.8 million short tons of annual port capacity
- Low-cost, flexible and efficient rail and barge networks underpin cost advantage
  - Ability to use Company-owned barge loadout to access port in lieu of rail
- Delivered cost advantage into Europe based on ~2 week transport time vs. ~5 weeks from Australia
  - Able to access key Brazilian ports in ~2 weeks

Shorter distance to port vs. other U.S. met producers lowers relative costs


Birmingham
Tuscaloosa
Mines
No. 4 & No. 7
Mobile
Port to
Seaborne
Market
Major CAPP
Producers
~400 miles
WARRIOR
~300 miles

Advantaged location to key customers vs. Australian Low-Vol producers


Warrior Sales by Region(1)
Asia 14%
S. America 23%
Europe 63%
~2 weeks
~5 weeks

Source: Wood Mackenzie.
Note: 1 short ton is equivalent to 0.907185 metric tons.
"Major CAPP Producers" include the Central Appalachian mines projected by Wood Mackenzie to produce over 1 million metric tons of metallurgical coal in 2017. Distances for competitor mine to port distances estimated using Google Maps.
(1) For the year ended 12/31/17.

WARRIOR MET COAL

Warrior has Multiple Attractive Growth Opportunities, Including Development of Blue Creek Mine Historical Production vs. Nameplate Capacity (million short tons) Warrior focused on returning production to nameplate capacity achieved in 2013 Minimal incremental capex required to return to nameplate capacity Potential to develop Blue Creek Mine as single longwall (3.5Mst) or two longwall (7.0Mst) operation 30% 4 44% 19% Warrior Met Coal /// Warrior’s Operations and Relative Positioning Note: 1 short ton is equivalent to 0.907185 metric tons. Infrastructure in place Improved advance rates as workforce skills-up Addition of 2-3 CM units and related employees Alternative work schedules Improved UG production / conveyance Additional capacity at 3 preparation plants

Warrior Met Coal /// Warrior’s Operations and Relative Positioning From 2016 to 2017, restarting Mine No. 4, restarting the second longwall at Mine No. 7, and increased shifts and CM units in operation increased tons from 3.4M to 6.7M short tons Warrior has recently had several individual months that have achieved an annualized 8.0M short ton level Warrior has taken steps to reach nameplate capacity of 8.0M short tons Additional minimal investment expected to continue in 2018 in key areas to sustain production levels achieved recently Additional CM unit shifts will also help to keep development ahead of the LWs, in addition to providing additional tons Results of improved efficiencies can be seen at Warrior: 2017 clean tons per man hour were 13% higher than 2013 (2013 headcount 1,663 vs. 1,205 at the end of 2017) UG Production Conveyance Plant / Rail / Barge Upgrade of Miner units with higher capacity continuous miners Modification of sections to increase efficiency for longwall development Proceeding with purchase of additional Long Wall shields for “zero day Longwall moves” Addition of a CM unit Improvements to current bunker system at Mine No. 7 Upgrade to skip system at Mine No. 7, allows for more run of mine materials to move to the surface All three plants have additional capacity to sustain nameplate capacity Addition of ash analyzers to optimize plant performance WMC has flexibility to utilize both rail and barge to optimize coal movements to port 4 Ability to Realize Growth by Returning to Nameplate Capacity with Minimal Incremental Capex

Highly-Experienced Senior Leadership Team with Commitment to Safety and Operational Excellence 30+ 1 8 Walter J. Scheller, III (Chief Executive Officer) Jack K. Richardson (Chief Operating Officer) Dale W. Boyles (Chief Financial Officer) Michael T. Madden (Chief Commercial Officer) Kelli K. Gant (Chief Administrative Officer) 30+ 40+ Appointed CEO of Warrior Met Coal in April 2016 CEO of Walter Energy from September 2011 to March 2016 President and COO of Walter Energy from June 2010 to September 2011 Senior management and operational positions with Peabody, CNX Gas Corporation and CONSOL Appointed COO of Warrior Met Coal in March 2016 Previously VP of Murray Energy from September 2015 to March 2016 CEO of White Oak Resources from June 2014 to August 2015 30 years experience with CONSOL including VP of Coal Operations Appointed CFO of Warrior Met Coal in January 2017 Former CFO of Noranda Aluminum Holding Corporation Former Audit Partner at KPMG 30+ years experience in accounting and finance 20 years experience in coal mining with Walter Energy and Warrior Met Coal Former Director of Coal Exporters Association Appointed Chief Administrative Officer in March 2016 and as Secretary in January 2017 Former VP – HR at Walter Energy from August 2011 to March 2016 20 years experience in Human Resources and Legal Years in Industry Relevant Experience 5 Warrior Met Coal /// Warrior’s Operations and Relative Positioning

Update on Industry and Warrior’s Marketing Strategy

Marketing Strategy Seeks to Broaden Global Reach and Maximize Price Realizations Contract Structures in General Terms(1) Blue Chip Customer Base Diverse customer base comprised of global steel producers Customers include largest European and South American steel producers Represent core feedstock for mills having served key customers continuously for over a decade Warrior Met Coal /// Update on Industry and Warrior’s Marketing Strategy Warrior’s met coal benefits from a strong brand and is considered one of the highest quality met coals globally Historically has focused marketing efforts on European and South American steel producers Recent strategic partnership with Xcoal expected to expand current customer base, particularly to customers located in Asia Structure majority of contracts with reference to the Australian LV Indices Prior benchmark methodology capped realizations, but move toward indices has allowed Warrior to achieve realizations of 100% or better (1) For the year ended 12/31/2017.

Warrior Benefits from Geographical Advantage vs. Australia and Western Canada in Serving Atlantic Basin Source:Wood Mackenzie. Note: 1 short ton is equivalent to 0.907185 metric tons. Major Exporter Major Importer Primary Market Secondary Market United States 37 mst W.Canada 30 mst Europe 47 mst Russia 11 mst Japan 33 mst China 33 mst India 42 mst Mozambique 11 mst Brazil 12 mst Australia 110 mst 2018E Seaborne HCC Imports Importer % of Total mst Europe 23% 47 India 20% 42 Japan 16% 33 China 16% 33 South Korea 10% 20 Brazil 6% 12 Other 9% 18 Total 100% 205 2018E Seaborne HCC Exports Exporter % of Total mst Australia 54% 110 United States 18% 37 W.Canada 15% 30 Mozambique 5% 11 Russia 5% 11 Other 3% 5 Total 100% 205 South Korea 20 mst Warrior Met Coal /// Update on Industry and Warrior’s Marketing Strategy

Favorable Supply-Demand Outlook with Demand Growth Expected in Warrior’s Key Markets Above account for 93% of 2018E global seaborne met exports Significant market rationalization from 2013 peak, primarily from higher cost U.S. and Canadian operations Despite higher prices, restarts of previously idled / closed assets have been limited due to price volatility 2022 expected to be 2% above 2013 exports Meaningful Seaborne Met Coal Supply Rationalization, with Modest Forecast Growth (Million Short Tons) Seaborne met coal exports Projected 2017 – 2022 CAGRs Canada: 3% Australia: 1% Russia: (2%) United States: (7%) Source:Wood Mackenzie. Note:All values in short tons. 1 short ton is equivalent to 0.907185 metric tons. (1) For the year ended 12/31/17. Global steel production stabilized in 2017 and is forecast to steadily rise Warrior’s export mix(1): Europe: 63% South America: 23% Asia: 14% Stable Outlook for Global Steel Production (Million Short Tons) Steel production Projected 2017 – 2022 CAGRs India: 4% Brazil: 2% Europe: 1% Japan: (1%) Above account for 64% of 2018E global seaborne met imports Warrior Met Coal /// Update on Industry and Warrior’s Marketing Strategy

Warrior Met Coal /// Update on Industry and Warrior's Marketing Strategy Page 28

Chinese Environmental Policies Expected to Benefit Premium Metallurgical Coal Producers like Warrior

- China expected to have structural need for ~60 million[1] short tons per year of high quality imported met coal
- Recent environmental initiatives have resulted in lower steel exports, which has benefited non-China producers
- Initiatives have also seen replacement of smaller steel mills with larger blast furnaces (>1,200 m^3) that are located closer to coast, which increases attractiveness of coal imports
- Steel mills with larger blast furnaces require premium, high-strength met coal, which further enhances attractiveness of coal imports to China

Supply-Side Reforms have Led to Higher China Coal Imports


China Monthly Imports and Exports:
Mst
Mst
Coal Imports
Steel Exports
50
40
30
20
10
0
40
30
20
10
0
2005
2007
2009
2011
2013
2015
2017

Limited Domestic Premium HCC Reserves in China

Premium HCC (Low Sulphur)	
Volatile Matter	< 22%
Sulphur	<0.6%
Ash	< 10%

Premium HCC (High Sulphur)	
Volatile Matter	< 28%
Sulphur	<1.3%
Ash	< 11%

Warrior HCC[2]	
Volatile Matter	20 - 26%
Sulphur	0.7 - 0.8%
Ash	9 - 10%


Premium HCC
(Low Sulphur)
46 Mst
4%
Premium HCC
(High Sulphur)
43 Mst
4%
Lower Rank Met Coal
1,091 Mst
92%

Source: Wood Mackenzie; Platts; Goldman Sachs research
1 short ton is equivalent to 0.907185 metric tons.
(1) Based on China Customs data for seaborne and landborne imports as of YTD September 2017.
(2) Represents ranges for Mine No. 4 and Mine No. 7.

WARRIOR MET COAL

Warrior Met Coal /// Update on Industry and Warrior's Marketing Strategy Page 29

Quality of Warrior's Met Coal Allows it to Benefit from Supply Shocks in Australia / Pacific Basin

- **A** — ***2008:*** *Global supply shortage resulting from extreme weather and insufficient rail capacity*
- **B** — ***2011:*** *Australian flooding*
- **C** — ***2016:*** *Chinese workday restrictions and Australian supply disruption*
- **D** — ***2017:*** *Cyclone Debbie; new pricing mechanism allows Warrior to realize prices above benchmark (some vessels sold at 102-105% of index pricing in Q2 2017)*


(US$ / metric ton FOB Australia)
Ten year average Australian HCC Benchmark / Australian LV Index settlement: $194 / metric ton
A
B
C
D
400
350
300
250
200
150
100
50
0
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Q117 Q217 Q317 Q417

Source: Wood Mackenzie.
Note: Benchmark settlements provided in metric tons and are inflation adjusted to January 2017 US Dollar values.
1 short ton is equivalent to 0.907185 metric tons.

Xcoal Market Summary

Financial Results and 2018 Guidance

Strong Performance Across Key Metrics in 2017 *See “Non-GAAP Financial Measures”. Note: 1 short ton is equivalent to 0.907185 metric tons. Represents the nine months ended December 31, 2016. Represents the twelve months ended December 31, 2017. Represents cash capital expenditures and excludes non-cash capital accruals and capital leases of approximately $15 million. Adj. EBITDA* ($ in millions) 2016(1) vs. 2017(2) Sales Volume (St in 000s) 2016(1) vs. 2017(2) Revenue ($ in millions) 2016(1) vs. 2017(2) Capex ($ in millions) 2016(1) vs. 2017(2) Free Cash Flow* ($ in millions) 2016(1) vs. 2017(2) Warrior Met Coal /// Financial Results and 2018 Guidance +292% 936% +148% 675% (3) Average Net Selling Price ($/St) 2016(1) vs. 2017(2) +64%

Warrior Delivered on its Commitments for 2017… *See “Non-GAAP Financial Measures”. 1 short ton is equivalent to 0.907185 metric tons. Management guidance for YE 2017 as per Q3 2017 Earnings Presentation. Includes $93mm of cash capex and $15mm of non-cash capex commitments for 2017. Coal Sales 6.5 Mst 6.1 – 6.3 Mst Coal Production 6.7 Mst 6.2 – 6.5 Mst Cash Cost of Sales (Free-on-Board Port)* $91 per St $89 - $95 per St Capital Expenditures(2) $107mm $97 - $110mm S,G&A $36mm $29 – $31mm Actual Target(1) Warrior Met Coal /// Financial Results and 2018 Guidance

… and is Expecting to Build Upon Positive Momentum for 2018 Note: 1 short ton is equivalent to 0.907185 metric tons. * See “Non-GAAP Financial Measures”. Coal Sales 6.6 – 7.2 Mst Coal Production 6.6 – 7.2 Mst Cash Cost of Sales (Free-on-Board Port)* $89 - $95 per St Capital Expenditures $100 - $120mm S,G&A $30 - $33mm Interest Expense $31 - $32mm Cash Tax Rate 0% 2018 Company Guidance Warrior Met Coal /// Financial Results and 2018 Guidance

Warrior is Well-Positioned to Generate Robust Free Cash Flow to Drive Shareholder Returns High Price Realizations 1 Highly Variable and Low Cost Structure 2 Significant Net Operating Loss Carryforwards (NOLs) 5 World-class assets, clean balance sheet, and tax attributes will permit strong cash conversion from our operations Clean Balance Sheet with Limited Fixed Obligation 4 Minimal Capex Needed to Ramp Production 3 Warrior Met Coal /// Financial Results and 2018 Guidance

Warrior Met Coal /// Financial Results and 2018 Guidance Page 36

1 Overview of Warrior's Gross Price Realizations vs. Benchmark

- Australian HCC Benchmark replaced by industry average index methodology in Q2. Calculated as three-month spot averages of three indices (Platts, TSI, and Argus) and has a one-month lag during each quarter ("Australian LV Index")
- The majority of Warrior contracts are based on index formulas at shipping dates and may include other indices than those included in the index methodology
- The Australian LV Index price methodology is comprised of all low-vol HCC indices. Warrior sells both low- and mid-vol products
- Before the new Australian LV Index, Warrior typically achieved blended gross realizations around 98-99%, however price volatility (e.g. Q4 2016 / Q1 2017) at times resulted in quarterly disconnects
  - Given mix of low- and mid-vol products, blended gross realizations of ~98-99% highlight the premiums that Warrior is able to achieve relative to the Australian LV Index
- In the periods since the new Australian LV Index price methodology (Q2-Q4), Warrior has achieved on average 100% gross price realizations
- No other North American producer is able to achieve realizations comparable to Warrior

Warrior Gross Realized Prices vs. Australian Premium LV HCC Benchmark ($/st)


Prior Australian HCC Benchmark
New Australian LV Index
104%
100%
97%
88%
84%
105%
95%
101%
$74
$76
$84
$181
$259
$176
$155
$174
$76
$76
$81
$159
$217
$183
$147
$175
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Warrior Gross Realized Price ($/st)
Australian HCC Benchmark/Australian LV Index ($/st)

Note: 1 short ton is equivalent to 0.907185 metric tons.

WARRIOR MET COAL

Warrior Met Coal /// Financial Results and 2018 Guidance Page 37

1 Understanding Net vs. Gross Realizations and QoQ Variances

($mm)	Q1	Q2	Q3	Q4	2017	New Index Average (Q2 - Q4)
Gross Sales	**$ 245**	**$ 357**	**$ 309**	**$ 237**	**$ 1,148**	**$ 903**
Less: Adjustments	$(4)	$(5)	$(6)	$(8)	$(23)	$(19)
Net Sales	**$ 241**	**$ 352**	**$ 303**	**$ 229**	**$ 1,125**	**$ 884**
Tons Sold (Mst)	1.1	1.9	2.1	1.4	6.5	5.4
Blended Net Realized Price ($ / st)	**$ 214**	**$ 181**	**$ 144**	**$ 169**	**$ 172**	**$ 164**
Blended Gross Sales ($ / st)(1)	$ 217	$ 184	$ 147	$ 175	$ 176	$ 167
Australian LV Index ($ / st)(2)	$ 259	$ 176	$ 155	$ 174	$ 183	$ 167
Blended Net Price Realization	83 %	103 %	93 %	97 %	94 %	98 %
Blended Gross Price Realization	**84 %**	**105 %**	**95 %**	**101 %**	**96 %**	**100 %**

A

- During Q1, spot prices traded below the agreed $259/ short ton benchmark, which resulted in certain customers requesting to move their contracts from benchmark to index price
- Warrior accommodated customer requests, which resulted in disconnect between realized and benchmark prices

B

- Warrior took advantage of market conditions created by Cyclone Debbie to achieve a 105% blended gross price realization in Q2

C

- Warrior entered into the majority of its contracts (by volume) in early Q3 prior to significant met coal price appreciation seen during quarter
- As a result of timing of sales contracts, and rising price environment, average realizations were below industry index average price for quarter

Note: 1 short ton is equivalent to 0.907185 metric tons.
(1) Actual blended gross realized price / ton for Warrior consists of a blend of the gross realized sales price per ton sold of low-vol and mid-vol coals.
(2) The quarterly HCC index price represents the price for low-vol coal and we compare this price to our blended gross realized price / ton for low-vol and mid-vol coal as defined in (1) above. Q1 based on the Australian HCC Benchmark prior to being replaced by the Australian LV Index in Q2.

WARRIOR MET COAL

Warrior Met Coal /// Financial Results and 2018 Guidance Page 38

2 Warrior's Unique "Variablized" Cost Structure Protects Profitability by Responding to Market Conditions

Key Elements of Cost Structure Have Been "Variablized"

Warrior benefits from a flexible cost structure that provides it with the ability to react to market conditions to maximize profitability in all price environments

Approximately two-thirds of our cash costs relate to on-site mining costs

- ✓ Our CBA includes variable elements that ties level of compensation to HCC prices and production targets
- ✓ Ability to increase / decrease usage of continuous miner units in response to pricing environment

Approximately one-third of our cash costs relate to logistics and royalties

- ✓ Logistics contracts designed to reduce costs in lower HCC price environments
- ✓ Royalties calculated as a percentage of Warrior's average net selling price

Illustrative run rate cash cost of sales at the Port of Mobile ($ / short ton) across various HCC prices from $91/st to $181/st


6.3 Mst of Production
5 Year HCC Avg. = $124/st¹
2 Year HCC Avg. = $154/st¹
1 Year HCC Avg. = $173/st¹
$73
$84
$88
$91
$95
Flexible cost structure maximizes profitability through-the-cycle
@HCC $91 / st (@HCC $100 / mt)
@HCC $109 / st (@HCC $120 / mt)
@HCC $136 / st (@HCC $150 / mt)
@HCC $159 / st (@HCC $175 / mt)
@HCC $181 / st (@HCC $200 / mt)
Operating margin(2)
$17/st
$24/st
$47/st
$66/st
$84/st
20%
23%
35%
43%
48%

Note: 1 short ton is equivalent to 0.907185 metric tons.
Cash cost of sales includes the cost of producing and selling met coal free-on-board at the Port of Mobile.

(1) Platts data as of January 22, 2018.

(2) Operating margin assumes 99% realization of Australian LV Index.

WARRIOR MET COAL

Breaking Down Warrior’s Capital Expenditures Included spending deferred in prior years due to low met coal price environment. Included construction of new Mine No. 7 portal and other productivity projects. Includes cash and non-cash commitments of $92.6mm and $14.9mm, respectively. Sustaining capital inclusive of gas spending. Discretionary capital inclusive of potential reductions. 2017 Actual vs. Guidance 2018 Guidance 3 Warrior Met Coal /// Financial Results and 2018 Guidance 2018 capex includes expenditures to sustain longwall operations, safety upgrades, completion of new portal for Mine No. 7, and other various operational improvements which will increase efficiency, increase production and lower costs over time Due to long lead times on discretionary capex, we expect the benefits of those projects to begin in 2019

Clean Balance Sheet with No Legacy Pension / OPEB Liabilities Source: Filings as of December 31, 2017. Note: Contura and Foresight excluded because 2017 information is not available as of the date hereof. Adjusted EBITDA used from company filings, each company applies nuances in calculating Adjusted EBITDA. Liabilities includes OPEB, pension, and reclamation. *See “Non-GAAP Financial Measures”. Warrior Met Coal /// Financial Results and 2018 Guidance 4 ($ in millions) (1) (1)

Warrior Benefits from Significant Tax Attributes (Prior to the Tax Reform) Substantial NOL Position Federal NOLs ~$1.6 billion (expire predominantly in 2034-2036) State NOLs ~$1.6 billion (expire predominantly in 2029-2031) We are Protecting this Benefit The Company adopted a restriction in its charter: Prohibits ownership increases to 4.99% or more of our stock Prohibits existing owners who own 4.99% or more from increasing their ownership percentages Three-year term from IPO Charter includes Board approval procedures to address transfer requests Favorable Private Letter Ruling Received On September 18, 2017, Company received favorable private letter ruling Allows for “unlimited” NOL usage (other than with respect to AMT) Expected to result in a significant increase in free cash flow Lowered effective tax rate to ~2% until NOLs were utilized or expired(1) Refundable AMT credits could have lowered the 2% rate over the next three years to near 0%, prior to the new tax law in December 2017 (1)Actual tax rate may vary significantly based on certain factors including the Company’s actual results, AMT, effect of tax elections and adjustments to the valuation allowance associated with the NOL. Warrior Met Coal /// Financial Results and 2018 Guidance 5

Warrior Tax Attributes Resulted in Substantial Tax Savings During 2017 * See “Non-GAAP Financial Measures”. Warrior Met Coal /// Financial Results and 2018 Guidance 5 In 2017, Warrior realized $123mm ($2.33 per share) in tax savings as a result of its NOLs Tax savings resulted in substantial uplift to both earnings and cash flow Warrior expects 0% cash tax rate for 2018 until NOLs are fully utilized (see slide 43) AMT credit refunds the result of tax reform enacted in December 2017 Warrior’s NOLs / 2017 Adj. EBITDA is significantly above other U.S. coal producers Impact on Free Cash Flow* Impact on Earnings $5.52 $ / share $2.33 $0.76 $8.61

Warrior is Expected to Benefit from Recent Tax Reform Favorable Impacts Repeal of Corporate Alternative Minimum Tax Regime Refunding of AMT Tax Credits Tax Rate Reduction from 35% to 21% Bonus Depreciation Increase to 100% (Previously Limited to 50%) Potentially Unfavorable Impacts Repeal of Section 199 Domestic Production Deduction Interest Deduction Limited to 30% of EBITDA (Next 5 Years) and EBIT (Thereafter) Potential Deductibility Limit of Top 5 Executives Compensation to $1mm per Year Warrior Met Coal /// Financial Results and 2018 Guidance Tax reform will reduce Warrior’s cash tax rate from ~2% to 0% (until pre-2018 NOLs are fully utilized or expire) as a result of the repeal of corporate AMT. Additionally, Warrior’s AMT credits of ~$39mm are expected to be refunded in cash over the course of 2019 to 2022. Below is a summary of reform provisions impacting the Company: 5

Warrior Expects to Continue Realizing Benefit of NOLs Over the Medium Term Note: 1 short ton is equivalent to 0.907185 metric tons. Represents discounted cash flow of illustrative tax shield realized from Warrior’s NOLs, assuming 25% effective tax rate and equal realizations over time period indicated. Illustrative discounted cash flow assumes 10% discount rate. 5 Warrior Met Coal /// Financial Results and 2018 Guidance Years to Full Federal Utilization Scenario 1 Pricing: Wood Mackenzie’s long-term outlook ($125/st) Years to full federal utilization: 13 Scenario 2 Pricing: Historic 15 year hard coking coal price ($136/st) Years to full federal utilization: 10 Scenario 3 Pricing: Historic 10 year hard coking coal price ($164/st) Years to full federal utilization: 6 Note: State NOLs are generally fully utilized one year after federal NOLs. Under scenario 1 approximately $189MM of State NOLs would go utilized $212 $mm $3.97 $/ sh $239 $4.46 $282 $5.27 Illustrative DCF1

Warrior is Well Positioned to Generate Significant Cash Flow Through-the-Cycle (Short tons in thousands. $ in millions, except where noted) *See “Non-GAAP Financial Measures”. Note: 1 short ton is equivalent to 0.907185 metric tons. Run rate tons adjusted to remove ~0.3 million short tons for continuous miner tonnage removed at $90.72 / short ton benchmark price. Assumes 53.3mm shares outstanding. FCF Conversion defined as FCF / Adj. EBITDA. 4 5 3 2 1 Warrior Met Coal /// Financial Results and 2018 Guidance

Warrior Plans to Utilize Free Cash Flow to Drive Shareholder Returns Quarterly Cash Dividend Implemented a $0.05 / share quarterly dividend policy, beginning with the second quarter dividend we declared in connection with our Q1 2017 results Since adopting our dividend policy, we have declared a $0.05 / share quarterly dividend in connection with our quarterly results Special Dividends / Share Repurchases Focused on utilizing cash flow to maximize value creation for our shareholders and continue to evaluate our options with respect to capital allocation Any excess cash beyond the requirements of the business may be returned through special dividends or stock repurchases $797mm of cash distributions to shareholders in 2017 The Company may pursue selective strategic growth opportunities, should they provide compelling shareholder returns Evaluate opportunities in disciplined manner based on defined return-based metrics Strategic Initiatives Warrior Met Coal /// Financial Results and 2018 Guidance Target 1.5 – 2.0x total leverage based on normalized Adj. EBITDA Seek to maintain minimum liquidity of $100 million Continually evaluate liquidity needs based on estimated capital needs Disciplined Financial Policies

Warrior Met Coal /// Q&A Q&A

Appendix

Illustrative Quarterly Revenue Model Note: 1 short ton is equivalent to 0.907185 metric tons. Q1 based on the Australian HCC Benchmark prior to being replaced by the Australian LV Index in Q2. Warrior Met Coal /// Appendix

Strong Record of Mine Safety Safety Superior safety record compared to similar U.S. mining operations Focus on safety managed through a rigorous training program Environmental No environmental liability accruals as of 12/31/2017(2) Regular compliance and monitoring programs Company goal of no violations Source: Mine Safety and Health Administration as of 9/30/2017. Latest available information. “Environmental liability accruals” exclude asset retirement obligations for mine reclamation. Strong Track Record and Continued Focus on Safety and Environmental Compliance Warrior Met Coal /// Appendix Mining Incidence Rates (YTD Q3 2017) Mine No. 4 Mine No. 7 National Rate for Underground Coal Mines(1) Fatal Incidence Rate 0 0 0.03 Total Reportable Incident Rate 3.72 2.82 5.29 % higher/(lower) vs. national rate (30)% (47)%

Reconciliation of Non-GAAP Measures Warrior Met Coal /// Appendix (1)Represents non-cash accretion expense associated with the Company’s asset retirement obligations. (2)Represents non-cash stock compensation expense associated with equity awards. (3)Represents non-recurring costs incurred by the Company in connection with the Company’s IPO and the Asset Acquisition. (4) Represents idle costs incurred, such as electricity, insurance and maintenance labor. This mine was idled in early 2016 and restarted in August 2016. The Company entered into a new initial collective bargaining agreement with the UMWA pursuant to which the Company agreed to contribute $25.0 million to a VEBA trust formed and administered by the UMWA.

Reconciliation of Non-GAAP Measures Warrior Met Coal /// Appendix (1)Represents idle costs incurred, such as electricity, insurance and maintenance labor. This mine was idled in early 2016 and restarted in August 2016. (2)The Company entered into a new initial CBA with the UMWA pursuant to which the Company agreed to contribute $25.0 million to a Voluntary Employees' Beneficiary Association (“VEBA”) trust formed and administered by the UMWA.

Reconciliation of Non-GAAP Measures Warrior Met Coal /// Appendix